SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 20, 2017

ASHFORD INC.

(Exact name of registrant as specified in its charter)

MARYLAND	001-36400	46-5292553
(State or Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification Number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 20, 2017, Ashford Inc. (the “Company”) entered into the Amended and Restated Employment Agreement (the “Amended and Restated Employment Agreement”) by and among the Company, Ashford Hospitality Advisors, LLC, the operating company of the Company (“Ashford LLC”), and Mr. Douglas A. Kessler, the President of the Company.

Under the Amended and Restated Employment Agreement, effective as of February 21, 2017, Mr. Kessler will be employed by Ashford LLC to serve as Chief Executive Officer of Ashford Hospitality Trust, Inc. (“Ashford Trust”) pursuant to the Amended and Restated Advisory Agreement, dated June 10, 2015, as amended from time to time, by and among the Company, Ashford LLC, Ashford Trust and their respective affiliates, which provides that Ashford LLC is responsible for managing Ashford Trust’s affairs. Ashford Trust does not have employees and its executive officers are employees of Ashford LLC and do not receive cash compensation from Ashford Trust for serving as its officers.  The Amended and Restated Employment Agreement provides for an initial term ending on December 31, 2017 and will be automatically extended for one additional year on each subsequent anniversary of December 31, 2017 unless Ashford LLC or Mr. Kessler elects not to extend the term of the Amended and Restated Employment Agreement.

The Amended and Restated Employment Agreement provides that all restricted equity securities held by Mr. Kessler will become fully vested if Mr. Kessler is terminated as a result of his death or disability, by the Company without Cause (including non-renewal of the Amended and Restated Employment Agreement by the Company), by Mr. Kessler with Good Reason, or if a Change of Control of the Company occurs during the term of Mr. Kessler’s employment and his employment is terminated by the Company without Cause or by Mr. Kessler for any reason on or before the one (1) year anniversary of the effective date of the Change of Control.

The Amended and Restated Employment Agreement is filed with this Form 8-K as Exhibit 10.1 and is incorporated by reference herein. The foregoing summary of the Amended and Restated Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the actual agreement.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

10.1	Amended and Restated Employment Agreement, dated as of February 20, 2017, by and among Ashford Inc., Ashford Hospitality Advisors, LLC and Douglas A. Kessler.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2017

ASHFORD INC.

	By:	/s/ David A. Brooks
David A. Brooks
Chief Operating Officer and General Counsel